GE INVESTMENTS FUNDS, INC.

U.S. EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

CORE VALUE EQUITY FUND

INCOME FUND

TOTAL RETURN FUND

REAL ESTATE SECURITIES FUND

1600 Summer Street

Stamford, Connecticut 06905

SUPPLEMENT DATED MARCH 30, 2016

TO PROSPECTUS, SUMMARY PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2015

On March 29, 2016, General Electric Company (“GE”) agreed to sell to State Street Corporation (“SSC”) the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction is not expected to result in any change in the investment objectives or policies of any of the series portfolios of the GE Investments Funds, Inc. (together, the “Funds”).

GEAM is the investment adviser to each of the Funds. The closing of the Transaction will result in the automatic termination of each Fund’s investment management agreement and sub-advisory agreement (for Funds with sub-advisers). It is anticipated that the board of directors of the Funds (the “Board”) will consider a new investment management agreement with SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of SSC, for each of the Funds, and where applicable, sub-advisory agreements between SSGA FM and the current sub-advisers (collectively, “New Agreements”). If approved by the Board, the New Agreements will be presented to the Funds’ shareholders for approval. Subject to requisite approval by the shareholders of the Funds, the New Agreements would take effect upon termination of the current management and sub-advisory agreements when the Transaction closes.

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to the satisfaction of other customary closing conditions. There can be no assurance that the Transaction will be consummated as contemplated or that necessary conditions will be satisfied.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.